UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 21, 2026
DEFI DEVELOPMENT CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-41748	83-2676794
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 Congress Avenue, Suite 250 Boca Raton, FL	33487
(Address of registrant’s principal executive office)	(Zip code)
(561) 559-4111
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	DFDV	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock	DFDVW	The Nasdaq Stock Market LLC
Variable Rate Series C Perpetual Preferred Stock, par value $0.00001	CHAD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On September 21, 2026, DeFi Development Corp. (“DFDV” or the “Company”) announced that during the period from September 14, 2026 through September 18, 2026, DFDV grew its SOL and SOL Equivalents by 101,381. The Company reported the following information as of the dates indicated below:

	September 11, 2026	September 18, 2026	% Change
SOL and SOL equivalents	2,388,923	2,490,304	4%
The Company expects SOL held in treasury to be deployed through its staking, validator and onchain treasury infrastructure, subject to market conditions and risk management considerations.
On September 21, 2026, the Company also issued a press release announcing, among other matters, the closing of R.F. Lafferty & Co., Inc.'s exercise of its over-allotment option in connection with the initial public offering of the Company's Variable Rate Series C Perpetual Preferred Stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Cautionary Note Regarding Forward-Looking Statements.
This Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to, market risks, trends and conditions, and are more fully described in the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports the Company files with the SEC.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of September 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2026	DEFI DEVELOPMENT CORP.

	By:	/s/ Joseph Onorati
	Name:	Joseph Onorati
	Title:	Chairman & CEO
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